Fees Summary	Mar. 04, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	409,470.42
Total Transaction Valuation	2,674,529,169.01
Total Offset Amount	409,470.42
Net Fee	$ 0.00